UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 21, 2026

Date of Report (date of earliest event reported)

BOREALIS FOODS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40778	98-1638988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1540 Cornwall Rd., Suite 104
Oakville, ON L6J 7W5

(Address of principal executive offices and zip code)

(905) 278-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	BRLS	Nasdaq Capital Market
Warrants	BRLSW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Company's delayed Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 (the “Q12026 Form 10-Q”), the Company received, on May 21, 2026, a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company has not yet filed the Q12026 Form 10-Q, the Company no longer complies with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the Securities and Exchange Commission. The Notice has no immediate effect on the listing or trading of the Company's Common Shares or Warrants on the Nasdaq Capital Market.

The Notice supplements the prior notice received by the Company from Nasdaq on April 17, 2026 (the “Prior Notice”) relating to the Company's delayed Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K” and, as designated by Nasdaq, the “Initial Delinquent Filing”), as previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on April 23, 2026.

In accordance with Nasdaq's listing rules, the Company has until June 16, 2026 to submit a plan of compliance to Nasdaq addressing how the Company intends to regain compliance with the Listing Rule with respect to both the 2025 Form 10-K and Q12026 Form 10-Q. If Nasdaq accepts the Company's plan, Nasdaq may grant the Company up to 180 calendar days from the due date of the Initial Delinquent Filing, or until October 12, 2026, to regain compliance. The Company intends to file the Q12026 Form 10-Q as soon as practicable but anticipates no later than early June 2026, which the Company believes will, together with the filing of the 2025 Form 10-K, cure the deficiency and regain compliance with the Listing Rule.

Item 7.01. Regulation FD Disclosure.

On May 27, 2026, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company's anticipated timing for filing the Q1-2026 Form 10-Q and the Company's ability to regain compliance with Nasdaq's listing rules. Forward-looking statements are generally identified by words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will” and similar expressions. These statements are based on the Company's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including risks related to the completion of the Company's interim financial statements and related interim review, the Company's ability to file the Q12026 Form 10-Q within the anticipated timeframe, the Company's ability to regain and maintain compliance with Nasdaq's continued listing requirements, and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. The Company's filings with the SEC are available at www.sec.gov. Investors should not place undue reliance on the Company's forward-looking statements. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated May 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27 day of May 2026.

BOREALIS FOODS INC.

	By:	/s/ Pouneh Rahimi
Date: May 27, 2026		Pouneh V. Rahimi
Chief Legal Officer

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